Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF OHIO

WESTERN DIVISION

In re: MILACRON INC., a Delaware corporation, et al.[1] Debtors.	Chapter 11 Case Nos. 09-11235 through 09-11239, 09-11241, and 09-11244 Jointly Administered (09-11235) Honorable J. Vincent Aug, Jr.

ORDER UNDER 11 U.S.C. §§ 105(a), 363 AND 365 AND RULES 2002,
6004, 6006 AND 9014 OF THE FEDERAL RULES OF BANKRUPTCY
PROCEDURE:  (A) APPROVING (I) THE BID PROCEDURES,
(II) THE FORM AND MANNER OF SALE NOTICE, (III) THE FORM

___________________________

The Debtors in these chapter 11 cases, along with the last four digits of each debtor's federal tax identification number, are: Milacron Inc. (2125); Cimcool Industrial Products Inc. (1002); Milacron Marketing Company (0580); Milacron Plastics Technologies Group Inc. (1007); D-M-E Company (3086); Milacron Canada Ltd. (7230); and Milacron Capital Holdings B.V. (7203).  The corporate headquarters address of these Debtors is: 4165 Half Acre Road, Batavia, Ohio  45103.  As a result of an organizational restructuring during the fourth quarter of 2008, the following entities have been merged or consolidated as follows: Nickerson Machinery Chicago Inc. (IL), Northern Supply Company, Inc. (MN), Pliers International Inc. (DE), D-M-E Manufacturing Inc. (DE), D-M-E U.S.A. Inc. (MI) have each consolidated into D-M-E Company (DE); Oak International, Inc. (MI) and Milacron Industrial Products, Inc. (MI) were each consolidated into Cimcool Industrial Products Inc. (DE); Uniloy Milacron U.S.A. Inc. (MI) merged into Milacron Plastics Technologies Group Inc. (DE); Milacron International Marketing Company (DE) and Uniloy Milacron Inc. (DE) each merged into Milacron Marketing Company (OH); and D-M-E of Canada Limited., 450500 Ontario Limited (Canada), Ontario Heater & Supply Company 528650, Rite-Tek 2913607, and Progress Precision Inc. were each amalgamated with Milacron Canada Ltd. as the surviving entity.

AND MANNER OF NOTICES OF THE ASSUMPTION AND ASSIGNMENT
OR REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES
AND (IV) THE AMOUNT OF THE BREAK UP FEE, EXPENSE REIMBURSEMENT
AND OTHER BID PROTECTIONS; AND (B) SCHEDULING SALE HEARING

This matter having come before the Court on the motion filed by Milacron Inc. and the other debtors and debtors-in-possession (collectively, the "Debtors") in the above-captioned chapter 11 cases (the "Cases"), dated April 24, 2009 (the "Motion"),2 as revised by the supplement filed on May 4, 2009, requesting entry of this Order:  (a) approving (i) the Debtors’ proposed bid procedures (the "Bid Procedures"), attached hereto as Exhibit 1, (ii) the form and manner of notice of (A) the Debtors’ Motion to approve the sale of substantially all of the Debtors’ assets (the "Milacron Assets") free and clear of all liens, claims, interests and encumbrances (the "Sale"), (B) the auction of the Milacron Assets (the "Auction"), if any, and (C) the Sale Hearing (as defined below), (iii) the form and manner of notice of the proposed assumption and assignment or rejection of the Assumed Contracts and Leases (as defined below) and the cure amounts associated therewith and (iv) the payment of the Bid Protection Amount and granting other bid protections pursuant to the terms and conditions contained in the Stalking Horse PA; and (b) scheduling a hearing (the "Sale Hearing") to approve (i) the Sale and (ii) the rejection or assumption and assignment by the Debtors of certain of its executory contracts and unexpired leases, all as more fully set forth in the Motion; and the Court having reviewed the Motion and it appearing that notice of the Motion was good and sufficient under the circumstances and that no other or further notice need be given; and the Court having reviewed the objections to the Motion, and the Court having considered the arguments of counsel at the hearing held on May 14, 2009 (the "Bid Procedures Hearing"); and it appearing that the relief

__________________________

2

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Motion or the Bid Procedures (as defined herein), as applicable.

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requested in the Motion is in the best interests of the Debtors, their estates and creditors and other parties in interest; and upon the record of the Bid Procedures Hearing; and upon consideration of all pleadings filed with the Court; and after due deliberation thereon; and good cause appearing therefor

IT IS HEREBY FOUND THAT:

A.

On March 10, 2009, each of the Debtors filed a voluntary petition in the Court for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code").  The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.  An official committee of unsecured creditors was appointed on March 16, 2009.

B.

The Court has jurisdiction over this matter and over the property of the Debtors and their respective bankruptcy estates pursuant to 28 U.S.C. §§ 157(a) and 1334.

C.

This matter is a core proceeding pursuant to 28 U.S.C. § 157(b).

D.

Venue of the Cases and the Motion in this district is proper under 28 U.S.C. §§ 1408 and 1409.

E.

Good and sufficient notice of the relief sought in the Motion has been given under the circumstances, and no other or further notice is required.  A reasonable opportunity to object and be heard regarding the relief requested in the Motion has been afforded to all interested persons and entities.

F.

The Bid Procedures are fair, reasonable and appropriate, and are designed to maximize the return for the Milacron Assets.  The Bid Procedures were negotiated in good faith between the Debtors, the Stalking Horse Bidder, and the Sponsors.

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G.

The proposed form and manner of the notice of the Sale Motion, the Auction (if any), the Sale Hearing and the Sale is appropriate and reasonably calculated to provide all interested parties with timely and proper notice thereof, and no other or further notice is required in connection therewith.

H.

The proposed form and manner of the notice of the proposed assumption and assignment of certain executory contracts and unexpired leases (the "Assumed Contracts and Leases") and the cure amounts associated therewith is appropriate and reasonably calculated to provide all interested parties with timely and proper notice of (i) the title of the contract or lease to be assumed, (ii) the name of the counterparty to such contract or lease, (iii) any applicable cure amounts, (iv) the identity of the assignee, (v) with respect to a lease, the assignee’s proposed use of the premises, (vi) with respect to any contract or lease, information from the proposed assignee providing the counterparty to such contract or lease with adequate assurance of future performance as required by section 365(b) of the Bankruptcy Code and (vii) the deadline by which the counterparty to such contract or lease must object, and no other or further notice is required in connection therewith.

I.

The proposed form and manner of the notice of the proposed rejection of certain executory contracts and unexpired leases (the "Rejected Contracts and Leases") is appropriate and reasonably calculated to provide all interested parties with timely and proper notice.

J.

The payment of the Bid Protection Amount pursuant to the terms and conditions contained in the Stalking Horse PA, in the amounts as modified by the Bid Procedures, is:  (i) an actual and necessary cost and expense of preserving the Debtors’ estates, within the meaning of section 503(b) of the Bankruptcy Code; (ii) of substantial benefit to the

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Debtors’ estates; (iii) reasonable and appropriate in light of the size and nature of the Sale and the efforts that have been and will be expended by the Stalking Horse Bidder notwithstanding that the proposed Sale is subject to higher or better offers; (iv) the result of an arm’s length, good faith negotiation by the parties; and (v) necessary to ensure that the Stalking Horse Bidder will continue to pursue its proposed acquisition of the Milacron Assets.  The Bid Protection Amount is a material inducement for, and condition of, the Stalking Horse Bidder’s entry into the Stalking Horse PA.  The Stalking Horse Bidder is unwilling to commit to hold open its offer to purchase the Milacron Assets under the terms of the Stalking Horse PA unless it is assured payment of the Bid Protection Amount upon termination of the Stalking Horse PA (under the terms and conditions thereof).  Thus, assurance to the Stalking Horse Bidder of payment of the Bid Protection Amount (under the terms and conditions of the Stalking Horse PA, as modified by the Bid Procedures) has promoted more competitive bidding by inducing the Stalking Horse Bid, which otherwise would not have been made, and without which bidding would have been limited.  Further, because the Bid Protection Amount induced the Stalking Horse Bidder to research the value of the Milacron Assets and submit a bid that will serve as a minimum or floor bid on which other bidders can rely, the Stalking Horse Bidder has provided a benefit to the Debtors’ estates by increasing the likelihood that the price at which the Milacron Assets are sold will reflect their true worth.  Finally, absent authorization of the payment of the Bid Protection Amount under the terms and conditions of the Stalking Horse PA, as modified by the Bid Procedures, the Debtors may lose the opportunity to obtain the highest and best offer for the Milacron Assets.

NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

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1.

Disposition.  The Motion is granted as set forth in this Order.  Any objections that have not previously been withdrawn or decided through a separate order that has been entered contemporaneously herewith are hereby OVERRULED.  This Order shall immediately become effective upon its entry.

2.

Bid Procedures.  The Bid Procedures, incorporated herein by reference as if fully set forth in this Order, are hereby approved, and the Debtors are authorized and directed to act in accordance therewith.

3.

Bid Protection Amount.  The payment of the Bid Protection Amount, in accordance with the terms and conditions contained in the Stalking Horse PA, as modified by the Bid Procedures, is hereby approved, and the Stalking Horse Bidder’s claim on account of the Bid Protection Amount shall have priority over any and all administrative claims of the kinds specified in any sections of the Bankruptcy Code, including, without limitation, sections 105, 326, 328, 330, 331, 503(b), 507(a), 507(b), 546(c) and/or 726 of the Bankruptcy Code, provided, however, that such claim shall be junior in priority only to the obligations under the DIP Facilities.  The Debtors’ obligation to make such payment shall survive termination of the Stalking Horse PA.

4.

Operative Provisions of Stalking Horse PA.  Section 2.12 of the Stalking Horse PA, and the other sections referred to therein, are hereby approved and shall be enforceable in accordance with their terms as of the date of this Order.

5.

Notice.  Notice of (i) the Sale Motion, (ii) the Auction (if any), (iii) the Sale Hearing, (iv) the Sale and (v) the proposed assumption and assignment of the Assumed Contracts and Leases or rejection of the Rejected Contracts and Leases (the "Notice of

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Assumption or Rejection"), shall be good and sufficient and no other or further notice shall be required in connection therewith, if given as follows:

(a)

Notice of Sale Hearing.  On or before May 21, 2009 (the "Mailing Date"), the Debtors (or their agents) shall serve the Motion, the Supplement, the Purchase Agreement, the proposed Sale Order, the Bid Procedures, a copy of this Order and the Sale Notice (a copy of which is attached hereto as Exhibit 2) by first-class mail, postage prepaid, upon:  (A) all parties on the Special Notice List established in these chapter 11 cases pursuant to the Administrative Order Establishing Certain Special Notice, Scheduling and Case Management Procedures Pursuant to Rules 2002 and 9007 of the Bankruptcy Rules (Docket No. 54); (B) all Potential Bidders known to the Debtors; (C) all creditors; (D) all equity security holders; and (E) all counterparties to executory contracts or unexpired leases; provided that if the Debtors receive at least one Qualified Bid on or prior to the Initial Bid Deadline in accordance with the terms of the Bid Procedures, the Debtors (or their agents) shall serve the Subsequent Sale Notice (a copy of which is attached hereto as Exhibit 3) on or before July 1, 2009.

(b)

Notice of Assumption or Rejection.  On or before June 16, 2009, the Debtors shall file with the Court and serve on all non-Debtor parties to the Assumed Contracts and Leases and the Rejected Contracts and Leases, a notice substantially in the form annexed hereto as Exhibit 4 of (i) the title of such contract or lease, (ii) the name of the counterparty to such contract or lease, (iii) the cure amount (if any) necessary to assume such contract or lease, (iv) the Stalking Horse Bidder, as the proposed assignee to such contract or lease, (v) with respect to a lease, the Stalking Horse Bidder’s proposed use of such lease, (vi) with respect to any contract or lease, information from the Stalking Horse Bidder providing the counterparty to such contract or lease with adequate assurance of future performance as required by section 365(b) of the Bankruptcy Code and (vii) the deadline by which a counterparty to such contract or lease must object to the rejection or assumption and assignment thereof, including the cure amount proposed to be paid in connection therewith, if any.  If no objection is timely received (A) the rejection or assumption and assignment of such contract or lease will be approved (unless the Stalking Horse Bidder declines to assume such contract or lease pursuant to the terms of the Stalking Horse PA), (B) if assumed and assigned, the cure amount (if any) proposed in such notice shall be controlling (notwithstanding anything to the contrary in such contract or lease or any other document) and (C) such counterparty shall be forever barred from asserting any other claims against the Debtors or the Stalking Horse Bidder, or the property of either of them, as to such contract or lease.

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(c)

Publication Notice.  On or before May 28, 2009, the Debtors shall cause notice, substantially in the form attached hereto as Exhibit 5, to be published in the national edition of The Wall Street Journal and The Globe and Mail.

(d)

Post-Auction Notice of Assumption or Rejection.  In the event that an Auction is held pursuant to the terms of the Bid Procedures, and a person that is not the Stalking Horse Bidder is chosen as the Successful Bidder, as soon as practicable after the conclusion of such Auction (but in no event later than two (2) days thereafter), the Debtors shall cause a notice, substantially in the form attached hereto as Exhibit 6, to be sent to each non-Debtor party to executory contracts and unexpired leases to be rejected or assumed and assigned to such Successful Bidder of (i) the title of such contract or lease, (ii) the name of the counterparty to such contract or lease, (iii) the cure amount (if any) necessary to assume such contract or lease, (iv) such Successful Bidder, as the proposed assignee to such contract or lease, (v) with respect to a lease, such Successful Bidder’s proposed use of such lease, (vi) with respect to any contract or lease, information from such Successful Bidder providing the counterparty to such contract or lease with adequate assurance of future performance as required by section 365(b) of the Bankruptcy Code and (vii) the deadline by which a counterparty to such contract or lease must object to the rejection or assumption and assignment thereof, including the cure amount proposed to be paid in connection therewith.  If no objection is timely received (A) the rejection or assumption and assignment of such contract or lease will be approved (unless the Successful Bidder declines to assume such contract or lease pursuant to the terms of the governing agreement), (B) if assumed and assigned, the cure amount (if any) proposed in such notice shall be controlling (notwithstanding anything to the contrary in such contract or lease or any other document) and (C) such counterparty shall be forever barred from asserting any other claims against the Debtors or such Successful Bidder, or the property of either of them, as to such contract or lease.

6.

Objections to Sale.  Any objections to the Sale shall be filed and served by no later than 5:00 p.m. prevailing Eastern time on June 21, 2009 on:  (a) counsel for the Debtors, Dinsmore & Shohl LLP, 255 East Fifth Street, Suite 1900, Cincinnati, OH 45202 (Attn:  Kim Martin Lewis, Esq., Tim J. Robinson, Esq. and Patrick D. Burns, Esq.), (b) the United States Trustee, 36 East Seventh Street, Suite 2030, Cincinnati, OH 45202 (Attn:  Monica Villarejos Kindt, Esq.), (c) financial advisors to the Debtors, Rothschild Inc., 1251 Avenue of the

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Americas, 51st floor, New York, NY 10020 (Attn:  Neil Augustine and Stephen Antinelli) and Conway,  Del Genio, Gries & Co., LLC, Olympic Tower, 645 Fifth Avenue, New York, NY 10022 (Attn:  Robert A. Del Genio), (d) counsel to the Creditors’ Committee, Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, OH 45202 (Attn:  Timothy J. Hurley, Esq. and W. Timothy Miller, Esq.),  (e) counsel to postpetition lenders under the DIP Term Loan Facility, Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (Attn:  Michael H. Torkin, Esq. and Solomon J. Noh, Esq.) and Squire Sanders & Dempsey LLP, 221 E. Fourth St., Suite 2900, Cincinnati, OH 45202-4098 (Attn:  P. Casey Coston, Esq.), (f) counsel to the Debtors’ prepetition secured lenders and postpetition secured DIP ABL Lenders, Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., 24th Floor, Atlanta, GA 30308 (Attn:  Jesse H. Austin III, Esq. and J. Craig Lee, Esq.) and Frost Brown Todd LLC, 201 E. Fifth Street, Suite 2200, Cincinnati, OH 45202 (Attn:  Ronald E. Gold, Esq.) and (g) Pension Benefit Guaranty Corporation, Office of the Chief Counsel, 1200 K Street, N.W., Suite 340, Washington, D.C. 20005 (Attn:  Lawrence F. Landgraff, Esq.).

7.

The failure of any objecting person or entity to timely file its objection in accordance with the terms hereof shall be a bar to the assertion, at the Sale Hearing or thereafter, of any objection to the Sale, the Auction, or the Debtors’ consummation and performance of the Stalking Horse PA (including the transfer of the Milacron Assets free and clear of all claims, liens and encumbrances, and the assumption and assignment of the Assumed Contracts and Leases) or any other purchase agreement of any Successful Bidder that is not the Stalking Horse Bidder, in each case, if authorized by the Court.

8.

Sale Hearing.  If no Qualified Bid (other than the Stalking Horse Bid) is received by the Debtors on or before the Initial Bid Deadline pursuant to the terms and

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conditions of the Bid Procedures, the Sale Hearing shall be held before the undersigned United States Bankruptcy Judge, on June 26, 2009, at 10:00 a.m., prevailing Eastern time, in the United States Bankruptcy Court, for the Southern District of Ohio, Cincinnati Divisional Office, 221 East Fourth Street, Atrium Two, Suite 800, Cincinnati, Ohio 45202, at which time the Court shall consider the Sale.

9.

If at least one Qualified Bid (other than the Stalking Horse Bid) is received by the Debtors on or before the Initial Bid Deadline pursuant to the terms and conditions of the Bid Procedures:  (a) all Qualified Bidders shall have until 5:00 p.m. (prevailing Eastern time) on July 13, 2009, to deliver Qualified Bid Documents to the Debtors; (b) the Auction shall be conducted at the offices of Dinsmore and Shohl, LLP, 255 East Fifth Street, Suite 1900, Cincinnati, Ohio  45202 on July 17, 2009, at 10:00 a.m., prevailing Eastern time, and (c) if (x) the Stalking Horse Bidder is the Successful Bidder, the Sale Hearing shall be held before the undersigned United States Bankruptcy Judge, on July 20, 2009 and (y) the Stalking Horse Bidder is not the Successful Bidder, the Sale Hearing shall be held before the undersigned United States Bankruptcy Judge, on or before July, 27, 2009, as requested by the Successful Bidder, at 10:00 a.m., prevailing Eastern time, in the United States Bankruptcy Court, for the Southern District of Ohio, Cincinnati Divisional Office, 221 East Fourth Street, Atrium Two, Suite 800, Cincinnati, Ohio 45202, at which time the Court shall consider the Sale and confirm the results of the Auction.

10.

The Sale Hearing may be adjourned from time to time without further notice to creditors or parties in interest other than by announcement of the adjournment in open Court or on the Court’s calendar.

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11.

The Court shall retain jurisdiction over any matter or dispute arising from or relating to the implementation of this Order.

12.

Notwithstanding Bankruptcy Rules 6004(h) and 6006(d), this Order shall be effective upon entry.

IT IS SO ORDERED.

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EXHIBIT 1

Bid Procedures

SCHEDULE I

Bid Procedures

Set forth below are the bid procedures (the “Bid Procedures”) to be employed with respect to the sale (the “Sale”) of the assets of Milacron Inc. and its affiliated debtors and debtors-in-possession (collectively, the “Debtors”) in the jointly administered chapter 11 cases pending in the United States Bankruptcy Court for the Southern District of Ohio, Western Division (the “U.S. Bankruptcy Court”), pursuant to Case No. 09-11235 (the “U.S. Cases”), and in the proceeding in Canada under section 18.6 of the Companies’ Creditors Arrangement Act (the “Canadian Case”, together with the U.S. Cases, the “Cases”) pending in the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”; together with the U.S. Bankruptcy Court, the “Bankruptcy Courts”).  Pursuant to the Bid Procedures Orders (as defined below), the Bankruptcy Courts have approved MI 363 Bid LLC (“MB LLC”) as the stalking horse bidder (the “Stalking Horse Bidder”) for substantially all of the Debtors’ assets (the “Milacron Assets”), as more fully set forth in that certain purchase agreement, dated as of May 3, 2009 (as amended, supplemented or otherwise modified from time to time, the “Stalking Horse PA”), among the Debtors and MB LLC.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Stalking Horse PA.

1.

Bid Procedures; Summary of Timetable, Clarifications

A.

The Bid Procedures have been approved by the U.S. Bankruptcy Court presiding over the U.S. Cases, by order dated May 14, 2009 (docket no. [_]), and recognized by the Canadian Court presiding over the Canadian Case, by order dated May [•], 2009 (docket no. [_]) (together, the “Bid Procedures Orders”).

B.

Qualified Bidders (as defined below) must deliver all Qualified Bid Documents (as defined below) to the Debtors on or before 5:00 p.m. (Eastern Standard Time) on June 24, 2009 (the “Initial Bid Deadline”); provided that if at least one Qualified Bid (as defined below), other than the Stalking Horse Bidder’s bid (the “Stalking Horse Bid”), is received on or before the Initial Bid Deadline, all Qualified Bidders shall have until 5:00 p.m. (Eastern Standard Time) on July 13, 2009 (the “Bid Deadline”) to deliver Qualified Bid Documents to the Debtors.

C.

The auction (the “Auction”), if applicable, for the sale of the Milacron Assets shall be held on July 17, 2009 (the “Auction Date”), as such date may be extended by the Debtors with the prior written consent of the Stalking Horse Bidder.

D.

If no Qualified Bid(s) (other than the Stalking Horse Bid) is received on or before the Initial Bid Deadline, the hearing to approve the sale (the “Sale Hearing”) of the Milacron Assets to the Stalking Horse Bidder shall be held on or before June 26, 2009; provided, however, that if an Auction is held in accordance with the terms hereof, the Sale Hearing shall be held on or before July 20, 2009.  If the Stalking Horse Bidder is not the Successful Bidder (as defined below) at the Auction, the Sale Hearing may be held on or before July 27, 2009 at the request of the Successful Bidder.

2.

Bid Process

The Debtors and their advisors shall determine whether any Person is a Qualified Bidder; provided that each Qualified Bidder must satisfy the criteria set forth in paragraph 3 below.  The Debtors and their advisors shall (i) coordinate the efforts of Qualified Bidders in conducting their due diligence investigations, (ii) receive offers from Qualified Bidders, and (iii) prior to the Initial Bid Deadline or the Bid Deadline (whichever is applicable), negotiate any offers made to purchase the Milacron Assets (collectively, the “Bid Process”).  Except as set forth below with respect to Strategic Bidders (as defined below) and subject to paragraph 3B hereof, the Debtors and their financial advisors shall provide all Qualified Bidders with reasonable due diligence access to all of the documents, facilities and personnel to which the Stalking Horse Bidder was granted access.  The advisors to The Official Committee of Unsecured Creditors appointed in the U.S. Cases (the “Committee”) shall be provided with copies of all offers received by the Debtors or their advisors for any of the Milacron Assets within three business days after receipt thereof.  The Debtors’ financial advisors shall advise the Committee’s advisors of material activities and developments in the Bid Process and shall provide written weekly reports regarding such activities and developments.  In the event that a Qualified Bidder is determined, in the reasonable business judgment of the Debtors following consultation with the Committee’s advisors, to be actually or potentially in competition with any Debtor in one or more of the markets for its products or to be strategically situated with respect to any Debtor as an actual or potential customer or supplier or otherwise (in either case, a “Strategic Bidder”), the Debtors will have the right to adopt procedures governing such Strategic Bidder’s due diligence access to the Debtors’ documents, facilities and personnel as are appropriate, in the Debtors’ reasonable business judgment following consultation with the Committee's advisors, to avoid disclosure of competitively sensitive or otherwise proprietary information that could be damaging to the value of the Debtors’ estate.

3.

Qualified Bidders

A.

In order to participate in the Bid Process, a potential bidder (a “Potential Bidder”) must deliver to the Debtors:  (i) an executed confidentiality agreement in form and substance acceptable to the Debtors;  (ii) such financial and other information (the “Financial Information”) as the Debtors shall reasonably request of such Potential Bidder; and (iii) a written non-binding indication of whether such Potential Bidder is interested in purchasing substantially all of the Milacron Assets or a specified portion of the Milacron Assets (collectively the “Participation Documentation”).

B.

A “Qualified Bidder” is a Potential Bidder that has duly submitted its Participation Documentation and which the Debtors, in their reasonable business judgment following consultation with the Committee's advisors, determine is financially able to consummate the purchase of the Milacron Assets specified in its expression of interest in a time frame consistent with the Stalking Horse PA; provided, however, that following consultation with the Committee's advisors the Debtors shall determine that a Potential Bidder that has expressed interest in purchasing only a portion of the Milacron Assets is not a Qualified Bidder if, in their reasonable business judgment following consultation with the Committee's advisors, the pursuit of a separate sale of such portion, by itself or combined with other bids, would not, under the circumstances, further the objective of realizing the highest overall value to the

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Debtors’ estate in such a time frame.  Within five (5) Business Days after the later of (i) receipt of the Participation Documentation or (ii) the entry of orders of the Bankruptcy Courts approving these Bid Procedures, the Debtors following consultation with the Committee's advisors shall notify the Potential Bidder whether such Potential Bidder is a Qualified Bidder.  All Qualified Bidders shall be permitted to conduct reasonable due diligence with respect to the Milacron Assets during the period prior to the Initial Bid Deadline or the Bid Deadline, whichever is applicable, and shall be entitled to reasonable access to information regarding the Debtors and the Milacron Assets through and including the Initial Bid Deadline or the Bid Deadline, whichever is applicable; provided that if an Auction is to be held under the terms hereof, such access shall be provided through and including the day before the Auction Date.  The Debtors shall promptly notify the Stalking Horse Bidder (on a no-names basis, but on a basis of whether a Potential Bidder is a “financial” bidder or a “strategic” bidder) of the number of Potential Bidders that the Debtors determine to be Qualified Bidders.

C.

The Stalking Horse Bidder shall be deemed to be a Qualified Bidder, and the Stalking Horse Bid, and any subsequent bids made by the Stalking Horse Bidder at the Auction in compliance with these Bid Procedures, shall be deemed to be Qualified Bids.

D.

Following consultation with the Committee’s advisors, the Debtors shall be entitled to request reasonable due diligence from each Qualified Bidder (other than the Stalking Horse Bidder) upon execution of a confidentiality agreement in form and substance reasonably equivalent to the confidentiality agreement referred to in paragraph 3A herein which shall permit the Debtors to share all such due diligence with the Committee's advisors on a confidential basis.  Notwithstanding any other provision herein, failure by a Qualified Bidder to fully comply with reasonable due diligence requests made by the Debtors shall be a basis for the Debtors to revoke such bidder’s status as a Qualified Bidder.

4.

Qualified Bids

A.

In order for a Qualified Bidder (other than the Stalking Horse Bidder) to be permitted to participate in the Auction, such bidder will be required to deliver the following documents (collectively, the “Qualified Bid Documents”) to counsel for the Debtors by no later than the Initial Bid Deadline, or the Bid Deadline, as the case may be:

i.

A written offer stating that such Qualified Bidder’s offer is irrevocable through and including the earliest of (x) notice by the Debtors to such Qualified Bidder that such Qualified Bidder’s bid does not constitute a Qualified Bid, (y) if such Qualified Bidder is neither the Runner-Up Bidder nor the Successful Bidder (each as defined below), the day immediately following the Auction, or (z) if such Qualified Bidder is either the Runner-Up Bidder or the Successful Bidder, upon the earlier to occur of (1) the date of the consummation of the Sale or (2) the date such bidder’s Qualified PA (as defined below) terminates in accordance with its terms; and

ii.

An executed clean copy of a purchase agreement (and related exhibits and completed schedules thereto) (each such agreement (together with such exhibits and schedules) from a Qualified Bidder, a “Qualified PA”) and a redline of such Qualified PA marked to show changes against the Stalking Horse PA.  All Qualified PAs must

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(a) provide a commitment to close as soon as reasonably practicable following the entry of Orders of the Bankruptcy Courts approving the Sale pursuant to such Qualified PA(s), (b) contain a representation and covenant that the Qualified Bidder will make all necessary government filings and pay all fees associated therewith, (c) provide for the payment of cash consideration at closing (net of any holdbacks or adjustments) that is equal to or greater than (i) in the case of a bid for all of the Milacron Assets, the sum of (v) an amount of cash equal to the amount outstanding under the DIP Facility on the closing date (or, if and to extent that the lenders under the DIP Facility, in their sole and absolute discretion, agree to the Qualifying Bidder’s assumption of liabilities under the DIP Facility, an assumption of such liabilities (a “DIP Facility Assumption”) as a complete or partial alternative to such cash payment, as the case may be), (w) $5.758 million, being the Purchase Agreement Bid Amount, (x) $427,000, being the Additional Consideration,  (y) an initial overbid amount of $3.9 million and (z) the Bid Protection Amount3 (as defined below) ((v) through (z) collectively referred to as the “Threshold Amount”, where it is estimated that the total Threshold Amount will be approximately $138 million, not including liabilities to be assumed under clause (f) below), or (ii) in the case of a bid for only a portion of the Milacron Assets, an amount of cash and DIP Facility Assumption (if any) that the Debtors, in their reasonable business judgment following consultation with the Committee, determine will, if combined with the amount of cash and DIP Facility Assumption (if any) resulting from another bid or other bids for the remaining Milacron Assets, exceed the Threshold Amount, (d) be devoid of any conditions relating to approval by the Bankruptcy Courts of any bid protections, such as a termination fee, expense reimbursement or similar type of payment, (e) if the Qualified Bidder is an entity formed for the purpose of purchasing Milacron Assets, contain a commitment, acceptable to the Debtors in their reasonable business judgment following consultation with the Committee's advisors, of the equity holder(s) of the Qualified Bidder to be responsible for the Qualified Bidder’s obligations in connection with the purchase of Milacron Assets, and (f) contain terms (including the amount of cash consideration and provisions relating to assumption of liabilities and payment of costs and expenses), conditions, representations and warranties, taken as a whole, that, in the Debtors’ reasonable business judgment following consultation with the Committee's advisors, are no less favorable to the Debtors than the terms, conditions, representations and warranties that are contained in the Stalking Horse PA; provided, that in no event shall any Qualified PA contain any closing conditions not contained in the Stalking Horse PA that, in the Debtors’ reasonable business judgment following consultation with the Committee's advisors, present a significantly higher risk of non-consummation or delay of the Sale than the Stalking Horse PA, including, without limitation, conditions with respect to acquisition financing and due diligence; provided, further, that if more than one bid for a portion of the Milacron Assets is received from Qualified Bidders, the Debtors may, if and to the extent that the Debtors in their reasonable business judgment after consultation with the Committee's advisors deem it advisable to do so, provide such Qualified Bidders with information that will permit them to contact other Qualified Bidders to discuss combining their bids at the Auction

______________________________

3

For purposes of determining the Threshold Amount, the amount of the Expense Reimbursement (as defined below) shall be deemed to be $1,000,000.

4

B.

In addition to the foregoing, in order for a bid submitted by a Qualified Bidder to be considered a Qualified Bid hereunder, it must satisfy the following requirements (collectively, the “Qualified Bid Requirements”):

i.

In respect of such bid, a good faith deposit equal to 10% of the proposed cash purchase price (the “Transaction Deposit”) shall be wired, in immediately available funds, to a segregated account that is subject to an escrow agreement in a form and substance satisfactory to the Debtors (the “Auction Account”) by no later than one (1) Business Day prior to the date of the scheduled Auction.  Except as set forth in paragraph 7B below, and notwithstanding anything contained in the Final DIP Order, the Auction Account shall not be subject to the claims, liens, security interests, or encumbrances of the Debtors’ creditors, including those creditors serving as debtor-in-possession or cash collateral lenders to the Debtors, and funds shall be disbursed from the Auction Account only as follows:  (w) if a Qualified Bidder (other than the Stalking Horse Bidder) becomes the Successful Bidder, its Transaction Deposit (together with any interest accrued thereon) will be used to satisfy the Bid Protection Amount payable to the Stalking Horse Bidder under the Bid Procedures Orders, with the balance, if any, to be applied by the Debtors under the Qualified PA with such Successful Bidder; provided that the full amount of the Transaction Deposit shall be credited against the purchase price payable by such Successful Bidder at closing, (x) if such Qualified Bidder is the Runner-Up Bidder, its Transaction Deposit (together with any interest accrued thereon) shall be returned to it upon consummation of the Sale to the Successful Bidder, or if such Runner-Up Bidder ultimately consummates the Sale under its Qualified PA because the Successful Bidder does not or cannot consummate the Sale, the Transaction Deposit (together with any accrued interest thereon) shall be applied in the same manner as (w) above, (y) if such Qualified Bidder is neither the Runner-Up Bidder nor the Successful Bidder, then its Transaction Deposit (together with any accrued interest thereon) shall be returned to it on the first Business Day following the Auction or (z) if such Qualified Bidder is either the Successful Bidder or the Runner-Up Bidder and its Qualified PA is validly terminated as a result of its breach thereof (or is permitted to be terminated by the Debtors as a result of such Qualified Bidder’s  breach thereof), the Transaction Deposit (together with any accrued interest thereon) shall be retained by the Debtors, less any amount required to be paid to the Stalking Horse Bidder under paragraph 7 below.

ii.

Such Qualified Bidder must fully disclose the identity of each entity that will be bidding or otherwise participating in connection with such bid, and the complete terms of any such participation.

iii.

Such Qualified Bidder must acknowledge that:  (w) it had an opportunity to conduct any and all due diligence regarding the Milacron Assets prior to submitting such bid; (x) it has relied solely upon its own independent review, investigation and/or inspection of any documents and/or the Milacron Assets in making such bid; (y) except for the representations and warranties contained in its Qualified PA, it did not rely upon any written or oral statements, representations, promises, warranties or guaranties whatsoever, whether express, implied, by operation of law or otherwise, regarding the Milacron Assets or the completeness of any information provided in connection therewith or the Auction; and (z) its bid is not contingent upon completing

5

due diligence, financing or subject to 4(a)(ii) above, any condition not contained in the Stalking Horse PA.

iv.

Such Qualified Bidder must provide written evidence acceptable to the Debtors, in their reasonable business judgment following consultation with the Committee’s advisors, of such Qualified Bidder’s financial ability to (x) consummate the transactions contemplated by its Qualified PA (including, without limitation, any debt or equity financing commitment) and (y) provide adequate assurance of future performance with respect to any executory contracts or unexpired leases it is seeking to have assumed by the Debtors and assigned to it under its Qualified PA.

C.

A bid received from a Qualified Bidder that includes all of the Qualified Bid Documents and satisfies all of the Qualified Bid Requirements is a “Qualified Bid”.  The Debtors shall consider separate bids from Qualified Bidders for discrete portions of the Milacron Assets and may treat such bids as a single Qualified Bid and their respective bid documents as Qualified Bid Documents if, in the Debtors’ reasonable business judgment following consultation with the Committee's advisors, such separate bids and bid documents, taken together, would (x) constitute Qualified Bid Documents, (y) satisfy all of the Qualified Bid Requirements and (z) not present an unreasonable risk of non-consummation of the separate transactions comprising such single Qualified Bid.  To the extent the Debtors receive more than one Qualified Bid (including the Stalking Horse Bid), the Debtors shall, in their reasonable business judgment following consultation with the Committee's advisors, determine which Qualified Bid constitutes the highest and best offer (the “Auction Starting Bid”).  A Qualified Bid for less than substantially all of the Milacron Assets shall not be precluded from being considered by the Debtors, in their reasonable business judgment, as the highest and best offer; provided that the recovery to the Sponsors (in respect of amounts owed to them under the Senior Secured Notes and DIP Facility) in connection with such bid would be no less than the recovery under the Stalking Horse Bid.

D.

The Debtors shall reject any bid that the Debtors determine following consultation with the Committee's advisors:  (i) is inadequate or insufficient; (ii) does not conform with the requirements of applicable bankruptcy laws or these Bid Procedures; or (iii) is contrary to the best interests of the Debtors, their estates and their creditors.

E.

The Debtors shall provide the Stalking Horse Bidder and the Committee’s advisors with all documentation related to any Qualified Bid (other than the Stalking Horse Bid), by no later than three (3) Business Days prior to the date of the Auction, if any.

F.

If no Qualified Bid (other than the Stalking Horse Bid) is received by the Debtors on or before the Initial Bid Deadline, no Auction will be held and, in such case, the Debtors shall seek immediate approval of the Stalking Horse PA at the Sale Hearing.

5.

Auction

A.

If at least one Qualified Bid (other than the Stalking Horse Bid) is received by the Debtors on or before the Initial Bid Deadline, the Debtors shall conduct an

6

Auction at the offices of Dinsmore & Shohl LLP, 255 East Fifth Street, Suite 1900, Cincinnati, OH 45202 at 10:00 a.m. (Eastern Standard Time) on or about the Auction Date.

B.

Only the Debtors, Qualified Bidders that had submitted Qualified Bids on or before the Bid Deadline (including, without limitation, the Stalking Horse Bidder, the “Participating Qualified Bidders”), a representative from The Office of the United States Trustee for the Southern District of Ohio (the “UST”), the Indenture Trustee and the Creditors’ Committee, in each case with their respective advisors, will be entitled to attend, participate and be heard at the Auction.  Only Participating Qualified Bidders will be entitled to make subsequent Qualified Bids at the Auction.

C.

During the Auction, bidding will begin at the purchase price stated in the Auction Starting Bid for such assets, and the first bid thereafter shall be at least $750,000 higher than the Auction Starting Bid (the “Minimum Bidding Increment”).  All subsequent bids will be made at least in Minimum Bidding Increments.  In the case of auction bids for separate portions of the Milacron Assets, the Minimum Bidding Increment shall be satisfied if the incremental amounts of the bids for each such portion aggregate at least $750,000.

D.

Any Participating Qualified Bidder shall be entitled to credit bid secured claims against the Debtors arising under the Senior Secured Notes beneficially owned by such bidder, and the value of any such credit bid shall be equal to the par value (plus accrued and unpaid interest as of the Petition Date) of such Senior Secured Notes; provided, however, that if the bidding exceeds the par value of all outstanding Senior Secured Notes, any holder of Senior Secured Notes that is a Participating Qualified Bidder shall be entitled to credit bid the accrued and unpaid interest (at the default rate) of such notes through the date of the Auction.  Notwithstanding the foregoing, the amount by which a Participating Qualified Bidder’s bid exceeds the Threshold Amount  (the “Overbid Amount”) may include a credit bid of such secured claims only if, for every $1.00 that is credit bid, there is also bid, as part of the Overbid Amount, cash or other consideration (the “Incremental Noteholder Amount”) such that the Incremental Noteholder Amount shall be a percentage of the sum of the Incremental Noteholder Amount plus the amount of such credit bid that is equal to the percentage of the total amount of then outstanding Senior Secured Notes held by entities other than such Participating Qualified Bidder (including the holders of such Participating Qualified Bidder’s equity).1  The Non-Participating Noteholder Amount will, if such Participating Qualified Bidder is the Successful Bidder, be paid to the Indenture Trustee for the benefit of holders of the Senior Secured Notes other than such Participating Qualified Bidder.  For greater certainty, with respect to the Stalking Horse Bid, any Additional Consideration paid under the Stalking Horse PA shall be included in the calculation of Incremental Noteholder Amount.

_____________________________

1

For example, if a Participating Qualified Bidder owning 95% of the Senior Secured Notes credit bids $9.5 million of Senior Secured Note claims as part of an Overbid Amount, it shall also bid an

Incremental Noteholder Amount of $500,000.

7

In addition to the foregoing, the Stalking Horse Bidder shall be entitled to credit bid the Bid Protection Amount4 and shall be entitled to full credit therefor against any subsequent bids made by it at the Auction.

E.

As soon as practicable after the conclusion of the Auction, the Debtors shall (i) review each Qualified Bid on the basis of the financial and contractual terms and the factors relevant to the sale process, including those factors affecting the speed and certainty of consummating the Sale and (ii) following consultation with the Committee’s advisors identify the overall highest and best offers for the Milacron Assets or a portion thereof (the highest and best bid shall be referred to as, the “Successful Bid” and the bidder making such bid, the “Successful Bidder” and the second highest and best bid shall be referred to as, the “Runner-Up Bid”, and the bidder making such bid, the “Runner-Up Bidder”).  The Debtors shall present the Successful Bid and the Runner-Up Bid to the Bankruptcy Courts for approval.  Unless otherwise agreed to by the Stalking Horse Bidder, the Debtors shall not be entitled to appoint the Stalking Horse Bidder as a Runner-Up Bidder.  For greater certainty, if the Stalking Horse Bidder is not the Successful Bidder, it shall be entitled to payment of the Bid Protection Amount on the terms set forth in the Stalking Horse PA, and shall have no further obligation to consummate the Sale.

6.

Approval and Closing of the Sale

The Debtors will be deemed to have accepted and to be legally bound by a Qualified Bid only when such Qualified Bid has been approved by the U.S. Bankruptcy Court pursuant to the U.S. Sale Order.

7.

Break Up Fee and Expense Reimbursement

A.

Under the conditions outlined in the Stalking Horse PA, the Stalking Horse Bidder shall be paid a break up fee (the "Break-Up Fee") equal to $4.05 million and reimbursed for up to $1.75 million of reasonable out-of-pocket expenses not reimbursed under the DIP Facility incurred in connection with the Stalking Horse Bidder's attempted purchase of the Milacron Assets, including but not limited to reasonable costs and expenses incurred in connection with any consultant hired to evaluate, analyze or model the Debtors’ business or otherwise assist in strategic planning thereof (the "Expense Reimbursement"; together with the Break-Up Fee, the “Bid Protection Amount”).

B.

The Bid Protection Amount shall be (i) paid to the Stalking Horse Bidder under the conditions set forth in Section 9.02 of the Stalking Horse PA, (ii) secured by a first priority, unprimable security interest in the Transaction Deposits of the Successful Bidder and the Runner-Up Bidder and perfected by language in the Bid Procedures Orders, without need for further action to perfect such security interest, (iii) approved and payment thereof authorized by the Bankruptcy Courts in the Bid Procedures Orders and (iv) deemed to be a superpriority administrative expense of the Debtors’ estates with respect to which the Stalking Horse Bidder has a Superpriority Claim, as  set forth in the Bid Procedures Orders.

 ________________________

4

For purposes of this paragraph, the amount of the Expense Reimbursement shall be deemed to be

$1,000,000.

8

8.

Objections to the Sale of the Business

Any objection to the entry of the U.S. Sale Order must:  (i) be in writing; (ii) comply with the Federal Rules of Bankruptcy Procedure and the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the Southern District of Ohio; (iii) set forth the name of the objectant, the nature and amount of claims or interests held or asserted by the objectant against the Debtors’ estates or property, the basis for the objection, and the specific grounds therefor; (iv) be filed with the U.S. Bankruptcy Court; and (v) be further served so that it is RECEIVED on or before five (5) Business Days prior to the Sale Hearing by (a) counsel for the Debtors, Dinsmore & Shohl LLP, 255 East Fifth Street, Suite 1900, Cincinnati, OH 45202 (Attn:  Kim Martin Lewis, Esq., Tim J. Robinson, Esq. and Patrick D. Burns, Esq.), (b) the UST, 36 East Seventh Street, Suite 2030, Cincinnati, OH 45202 (Attn:  Monica Villarejos Kindt, Esq.), (c) financial advisors to the Debtors, Rothschild Inc., 1251 Avenue of the Americas, 51st floor, New York, NY 10020 (Attn:  Neil Augustine and Stephen Antinelli) and Conway,  Del Genio, Gries & Co., LLC, Olympic Tower, 645 Fifth Avenue, New York, NY 10022 (Attn:  Robert A. Del Genio), (d) counsel to the Creditors’ Committee, Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, OH 45202 (Attn:  Timothy J. Hurley, Esq. and W. Timothy Miller, Esq.),  (e) counsel to postpetition lenders under the DIP Term Loan Facility, Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (Attn:  Michael H. Torkin, Esq. and Solomon J. Noh, Esq.) and Squire Sanders & Dempsey LLP, 221 E. Fourth St., Suite 2900, Cincinnati, OH 45202-4098 (Attn:  P. Casey Coston, Esq.) and (f) counsel to the Debtors’ prepetition secured lenders and postpetition secured DIP ABL Lenders, Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., 24th Floor, Atlanta, GA 30308 (Attn:  Jesse H. Austin III, Esq. and J. Craig Lee, Esq.) and Frost Brown Todd LLC, 201 E. Fifth Street, Suite 2200, Cincinnati, OH 45202 (Attn:  Ronald E. Gold, Esq.).  ANY OBJECTION TO THE PROPOSED ENTRY OF THE U.S. SALE ORDER NOT TIMELY FILED AND SERVED IN THE MANNER SET FORTH ABOVE MAY NOT BE CONSIDERED AND MAY BE OVERRULED BY THE U.S. BANKRUPTCY COURT AT THE SALE HEARING.

9

EXHIBIT 2

Sale Notice

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF OHIO

WESTERN DIVISION

In re: MILACRON INC., a Delaware corporation, et al.[5] Debtors.	Chapter 11 Case Nos. 09-11235, 09-11236, 09-11237, 09-11238, 09-11239, 9-11241, and 09-11244 Jointly Administered (09-11235) Honorable J. Vincent Aug, Jr.

NOTICE OF AUCTION AND SALE HEARING IN CONNECTION
WITH THE SALE OF SUBSTANTIALLY ALL OF THE DEBTORS' ASSETS

Notice is hereby given, as follows:

1.

On April 24, 2009, the above-captioned debtors and debtors-in-possession (the "Debtors" or the "Company") filed a motion seeking the entry of an order (A) approving (i) the Debtors’ proposed bid procedures (the "Bid Procedures"); (ii) the payment of the Break Up Fee, Expense Reimbursement (each as defined below) and other bid protections; (iii) the form and manner of notice of (a) the sale of substantially all of the Debtors’ assets (the "Milacron Assets")

________________________

5

The Debtors in these chapter 11 cases, along with the last four digits of each debtor's federal tax identification number, are: Milacron Inc. (2125); Cimcool Industrial Products, Inc. (1002); Milacron Marketing Company (0580); Milacron Plastics Technology Group (1007);D-M-E Company Inc. (3086); Milacron Canada Limited (7230); and Milacron Capital Holdings B.V. (7203).  The corporate headquarters address of these Debtors is: 4165 Half Acre Road, Batavia, Ohio  45103.  As a result of an organizational restructuring during the fourth quarter of 2008, the following entities have been merged or consolidated as follows: Nickerson Machinery Chicago Inc. (IL), Northern Supply Company, Inc. (MN), Pliers International Inc. (DE), D-M-E Manufacturing Inc. (DE), D-M-E U.S.A. Inc. (MI) have each consolidated into D-M-E Company (DE); Oak International, Inc. (MI) and Milacron Industrial Products, Inc. (MI) were each consolidated into Cimcool Industrial Products Inc. (DE); Uniloy Milacron U.S.A. Inc. (MI) merged into Milacron Plastics Technologies Group Inc. (DE); Milacron International Marketing Company (DE) and Uniloy Milacron Inc. (DE) each merged into Milacron Marketing Company (OH); and D-M-E of Canada Limited., 450500 Ontario Limited (Canada), Ontario Heater & Supply Company 528650, Rite-Tek 2913607, and Progress Precision Inc. were each amalgamated with Milacron Canada Ltd. as the surviving entity.

free and clear of all liens, claims, interests and encumbrances (the "Sale"); (b) the auction of the Milacron Assets (the "Auction"), if any, and (c) the Sale Hearing (as defined herein); and (iv) the form and manner of notice of the proposed assumption and assignment of certain executory contracts and unexpired leases (the "Assumed Contracts and Leases") and the cure amounts associated therewith; and (B) scheduling a hearing (the "Sale Hearing") to approve (i) the Sale and (ii) the assumption and assignment by the Debtors of the Assumed Contracts and Leases (the "Bid Procedures Motion," a copy of which is attached hereto as Exhibit A) with the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court").  On May 4, 2009, the Debtors filed their supplement to the Bid Procedures Motion (the "Supplement," a copy of which is attached hereto as Exhibit B).  By order dated ___________, the Bankruptcy Court approved the Bid Procedures and the Bid Procedures Motion (as modified by the Supplement) (the "Bid Procedures Order," a copy of which is attached hereto as Exhibit C).6

2.

The Debtors have entered into a  purchase agreement (the "Stalking Horse PA" attached hereto as Exhibit D) with the Stalking Horse Bidder contemplating the Sale, but, as set forth in the Bid Procedures (attached as Exhibit 1 to the Bid Procedures Order), the Sale remains subject to higher and better offers from any prospective Qualified Bidder.

3.

All interested parties are invited to become a Qualified Bidder and to make offers to purchase substantially all of the Debtors' assets, or a portion thereof, in accordance with the terms of the Bid Procedures and the Bid Procedures Order.  The deadline to submit bids (the "Initial Bid Deadline") is June 24, 2009 at 5:00 p.m. (prevailing Eastern Time).  If at least one Qualified Bid is received by the Initial Bid Deadline, then the deadline to submit bids (the "Bid Deadline") will be extended to July 13, 2009 at 5:00 p.m. (prevailing Eastern time).

________________________

6

Capitalized terms not defined herein shall have the meaning ascribed in the Bid Procedures Order.

4.

If no Qualified Bids are received by the Initial Bid Deadline, the Debtors intend to seek the Bankruptcy Court's approval of the Sale to the Stalking Horse Bidder at the Sale Hearing to be conducted on June 26, 2009 at 10:00 a.m. (prevailing Eastern time), or such other time as the Bankruptcy Court shall determine.  The Sale Hearing will be held before the Honorable J. Vincent Aug, Jr.  At the Sale Hearing, the Bankruptcy Court may enter such orders as it deems appropriate under applicable law and as required by the circumstances and equities of these chapter 11 cases.

5.

Objections, if any, to the Sale pursuant to the terms of the Stalking Horse PA must (a) be in writing; (b) set forth the name of the objecting party; (c) state the nature and amount of any claims or interests held or asserted against the Debtors' estate or properties; (d) state with specificity the nature of such objection; (e) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court; and (f) be filed with the Court and served upon (so as to be received by) the following parties no later than 5:00 p.m. (prevailing Eastern time) on June 21, 2009 on:  (a) counsel for the Debtors, Dinsmore & Shohl LLP, 255 East Fifth Street, Suite 1900, Cincinnati, OH 45202 (Attn:  Kim Martin Lewis, Esq., Tim J. Robinson, Esq. and Patrick D. Burns, Esq.), (b) the United States Trustee, 36 East Seventh Street, Suite 2030, Cincinnati, OH 45202 (Attn:  Monica Villarejos Kindt, Esq.), (c) financial advisors to the Debtors, Rothschild Inc., 1251 Avenue of the Americas, 51st floor, New York, NY 10020 (Attn:  Neil Augustine and Stephen Antinelli) and Conway,  Del Genio, Gries & Co., LLC, Olympic Tower, 645 Fifth Avenue, New York, NY 10022 (Attn:  Robert A. Del Genio), (d) counsel to the Creditors’ Committee, Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, OH 45202 (Attn:  Timothy J. Hurley, Esq. and W. Timothy Miller, Esq.),  (e) counsel to postpetition lenders under the DIP Term Loan Facility,

Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (Attn:  Michael H. Torkin, Esq. and Solomon J. Noh, Esq.) and Squire Sanders & Dempsey LLP, 221 E. Fourth St., Suite 2900, Cincinnati, OH 45202-4098 (Attn:  P. Casey Coston, Esq.), (f) counsel to the Debtors’ prepetition secured lenders and postpetition secured DIP ABL Lenders, Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., 24th Floor, Atlanta, GA 30308 (Attn:  Jesse H. Austin III, Esq. and J. Craig Lee, Esq.) and Frost Brown Todd LLC, 201 E. Fifth Street, Suite 2200, Cincinnati, OH 45202 (Attn:  Ronald E. Gold, Esq.) and (g) Pension Benefit Guaranty Corporation, Office of the Chief Counsel, 1200 K Street, N.W., Suite 340, Washington, D.C. 20005 (Attn:  Lawrence F. Landgraff, Esq.).

6.

Pursuant to the Bid Procedures Order, if at least one Qualified Bid is received the Debtors may conduct an auction (the "Auction") for the sale of substantially all of the Debtors' assets at the offices of Dinsmore & Shohl LLP, 255 E. 5th Street, Suite 1900, Cincinnati, Ohio 45202, on July 17, 2009 at 10:00 a.m. (prevailing Eastern Time), or at such other place and time as the Debtors shall notify all Qualified Bidders.

7.

If the Stalking Horse Bidder submits the highest and best offer at the Auction, the Debtors intend to seek the Bankruptcy Court's approval of the Sale to the Stalking Horse Bidder at a Sale Hearing to be conducted on July 20, 2009 at 10:00 a.m. (prevailing Eastern time) before the Honorable J. Vincent Aug, Jr.

8.

If a Qualified Bidder other than the Stalking Horse Bidder submits the highest and best offer at the Auction (the "Prevailing Purchaser"), the Debtors intend to seek the Bankruptcy Court's approval of the Sale to the Prevailing Purchaser at a Sale Hearing to be conducted on or before July 27, 2009 at 10:00 a.m. (prevailing Eastern time), as requested by the Successful Bidder, before the Honorable J. Vincent Aug, Jr.

9.

At the Sale Hearing, the Bankruptcy Court may enter such orders as it deems appropriate under applicable law and as required by the circumstances and equities of these chapter 11 cases.  If a Qualified Bidder other than the Stalking Horse Bidder submits the highest and best offer at the Auction, objections, if any, to the Sale pursuant to the terms of the agreement reached between the Debtors and the Prevailing Purchaser must (a) be in writing; (b) set forth the name of the objecting party; (c) state the nature and amount of any claims or interests held or asserted against the Debtors' estate or properties; (d) state with specificity the nature of such objection; (e) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court; and (f) be filed with the Court and served upon (so as to be received by) the following parties no later than 5:00 p.m. (prevailing Eastern time) on July 22, 2009 on:  (a) counsel for the Debtors, Dinsmore & Shohl LLP, 255 East Fifth Street, Suite 1900, Cincinnati, OH 45202 (Attn:  Kim Martin Lewis, Esq., Tim J. Robinson, Esq. and Patrick D. Burns, Esq.), (b) the United States Trustee, 36 East Seventh Street, Suite 2030, Cincinnati, OH 45202 (Attn:  Monica Villarejos Kindt, Esq.), (c) financial advisors to the Debtors, Rothschild Inc., 1251 Avenue of the Americas, 51st floor, New York, NY 10020 (Attn:  Neil Augustine and Stephen Antinelli) and Conway, Del Genio, Gries & Co., LLC, Olympic Tower, 645 Fifth Avenue, New York, NY 10022 (Attn:  Robert A. Del Genio), (d) counsel to the Creditors’ Committee, Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, OH 45202 (Attn:  Timothy J. Hurley, Esq. and W. Timothy Miller, Esq.), (e) counsel to postpetition lenders under the DIP Term Loan Facility, Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (Attn:  Michael H. Torkin, Esq. and Solomon J. Noh, Esq.) and Squire Sanders & Dempsey LLP, 221 E. Fourth St., Suite 2900, Cincinnati, OH 45202-4098 (Attn:  P. Casey Coston, Esq.), (f) counsel to the Debtors’ prepetition secured lenders and postpetition secured DIP ABL Lenders, Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., 24th Floor, Atlanta, GA 30308 (Attn:  Jesse H. Austin III, Esq. and J. Craig Lee, Esq.) and Frost Brown Todd LLC, 201 E. Fifth Street, Suite 2200, Cincinnati, OH 45202 (Attn:  Ronald E. Gold, Esq.) and (g) Pension Benefit Guaranty Corporation, Office of the Chief Counsel, 1200 K Street, N.W., Suite 340, Washington, D.C. 20005 (Attn:  Lawrence F. Landgraff, Esq.).

Dated:

May __, 2009

Cincinnati, Ohio

Respectfully submitted,

DINSMORE AND SHOHL, LLP

/s/

Kim Martin Lewis (OH#  0043533)

Tim J. Robinson (OH# 0046668)

Patrick D. Burns (OH# 0081111)

255 East Fifth Street, Suite 1900

Cincinnati, Ohio 45202

Telephone:  513-977-8200

Facsimile:   513-977-8141

kim.lewis@dinslaw.com

tim.robinson@dinslaw.com

patrick.burns@dinslaw.com

Counsel to the Debtors and

Debtors In Possession

EXHIBIT 3

Subsequent Sale Notice

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF OHIO

WESTERN DIVISION

In re: MILACRON INC., a Delaware corporation, et al.[7] Debtors.	Chapter 11 Case Nos. 09-11235, 09-11236, 09-11237, 09-11238, 09-11239, 09-11241, and 09-11244 Jointly Administered (09-11235) Honorable J. Vincent Aug, Jr.

SECOND NOTICE OF AUCTION AND SALE HEARING IN CONNECTION
WITH THE SALE OF SUBSTANTIALLY ALL OF THE DEBTORS' ASSETS

Notice is hereby given, as follows:

1.

On _______, 2009, the above-captioned debtors and debtors-in-possession (the "Debtors" or the "Company") served its Notice of Auction and Sale Hearing in Connection with the Sale of Substantially All of the Debtors' Assets (the "Sale Notice"), a copy of which is attached hereto as Exhibit 1.8

2.

The Debtors received at least one Qualified Bid by the Initial Bid Deadline.  Pursuant to the Bid Procedures Order, the Bid Deadline is extended to July 13, 2009 at 5:00 p.m. (prevailing Eastern time).  All interested parties are invited to become a Qualified Bidder

_______________________________________

The Debtors in these chapter 11 cases, along with the last four digits of each debtor's federal tax identification number, are: Milacron Inc. (2125); Cimcool Industrial Products, Inc. (1002); Milacron Marketing Company (0580); Milacron Plastics Technology Group (1007);D-M-E Company Inc. (3086); Milacron Canada Limited (7230); and Milacron Capital Holdings B.V. (7203).  The corporate headquarters address of these Debtors is: 4165 Half Acre Road, Batavia, Ohio  45103.  As a result of an organizational restructuring during the fourth quarter of 2008, the following entities have been merged or consolidated as follows: Nickerson Machinery Chicago Inc. (IL), Northern Supply Company, Inc. (MN), Pliers International Inc. (DE), D-M-E Manufacturing Inc. (DE), D-M-E U.S.A. Inc. (MI) have each consolidated into D-M-E Company (DE); Oak International, Inc. (MI) and Milacron Industrial Products, Inc. (MI) were each consolidated into Cimcool Industrial Products Inc. (DE); Uniloy Milacron U.S.A. Inc. (MI) merged into Milacron Plastics Technologies Group Inc. (DE); Milacron International Marketing Company (DE) and Uniloy Milacron Inc. (DE) each merged into Milacron Marketing Company (OH); and D-M-E of Canada Limited., 450500 Ontario Limited (Canada), Ontario Heater & Supply Company 528650, Rite-Tek 2913607, and Progress Precision Inc. were each amalgamated with Milacron Canada Ltd. as the surviving entity.

and to make offers to purchase substantially all of the Debtors' assets, or a portion thereof, in accordance with the terms of the Bid Procedures and the Bid Procedures Order.

3.

Pursuant to the Bid Procedures Order, the Debtors may conduct an auction (the "Auction") for the sale of substantially all of the Debtors' assets at the offices of Dinsmore & Shohl LLP, 255 E. 5th Street, Suite 1900, Cincinnati, Ohio 45202, on July 17, 2009 at 10:00 a.m. (prevailing Eastern Time), or at such other place and time as the Debtors shall notify all Qualified Bidders.

4.

If the Stalking Horse Bidder submits the highest and best offer at the Auction, the Debtors intend to seek the Bankruptcy Court's approval of the Sale to the Stalking Horse Bidder at a Sale Hearing to be conducted on July 20, 2009 at 10:00 a.m. (prevailing Eastern time) before the Honorable J. Vincent Aug, Jr.

5.

If a Qualified Bidder other than the Stalking Horse Bidder submits the highest and best offer at the Auction (the "Prevailing Purchaser"), the Debtors intend to seek the Bankruptcy Court's approval of the Sale to the Prevailing Purchaser at a Sale Hearing to be conducted on or before July 27, 2009 at 10:00 a.m. (prevailing Eastern time), as requested by the Successful Bidder, before the Honorable J. Vincent Aug, Jr.

6.

At the Sale Hearing, the Bankruptcy Court may enter such orders as it deems appropriate under applicable law and as required by the circumstances and equities of these chapter 11 cases.  If a Qualified Bidder other than the Stalking Horse Bidder submits the highest and best offer at the Auction, objections, if any, to the Sale pursuant to the terms of the agreement reached between the Debtors and the Prevailing Purchaser must (a) be in writing; (b) set forth the name of the objecting party; (c) state the nature and amount of any claims or

_________________________________________________

Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Sale Notice.

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interests held or asserted against the Debtors' estate or properties; (d) state with specificity the nature of such objection; (e) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court; and (f) be filed with the Court and served upon (so as to be received by) the following parties no later than 5:00 p.m. (prevailing Eastern time) on July 22, 2009 on:  (a) counsel for the Debtors, Dinsmore & Shohl LLP, 255 East Fifth Street, Suite 1900, Cincinnati, OH 45202 (Attn:  Kim Martin Lewis, Esq., Tim J. Robinson, Esq. and Patrick D. Burns, Esq.), (b) the United States Trustee, 36 East Seventh Street, Suite 2030, Cincinnati, OH 45202 (Attn:  Monica Villarejos Kindt, Esq.), (c) financial advisors to the Debtors, Rothschild Inc., 1251 Avenue of the Americas, 51st floor, New York, NY 10020 (Attn:  Neil Augustine and Stephen Antinelli) and Conway,  Del Genio, Gries & Co., LLC, Olympic Tower, 645 Fifth Avenue, New York, NY 10022 (Attn:  Robert A. Del Genio), (d) counsel to the Creditors’ Committee, Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, OH 45202 (Attn:  Timothy J. Hurley, Esq. and W. Timothy Miller, Esq.),  (e) counsel to postpetition lenders under the DIP Term Loan Facility, Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (Attn:  Michael H. Torkin, Esq. and Solomon J. Noh, Esq.) and Squire Sanders & Dempsey LLP, 221 E. Fourth St., Suite 2900, Cincinnati, OH 45202-4098 (Attn:  P. Casey Coston, Esq.), (f) counsel to the Debtors’ prepetition secured lenders and postpetition secured DIP ABL Lenders, Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., 24th Floor, Atlanta, GA 30308 (Attn:  Jesse H. Austin III, Esq. and J. Craig Lee, Esq.) and Frost Brown Todd LLC, 201 E. Fifth Street, Suite 2200, Cincinnati, OH 45202 (Attn:  Ronald E. Gold, Esq.) and (g) Pension Benefit Guaranty Corporation, Office of the Chief Counsel, 1200 K Street, N.W., Suite 340, Washington, D.C. 20005 (Attn:  Lawrence F. Landgraff, Esq.).

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Dated:

July __, 2009

Cincinnati, Ohio

Respectfully submitted,

DINSMORE AND SHOHL, LLP

/s/

Kim Martin Lewis (OH#  0043533)

Tim J. Robinson (OH# 0046668)

Patrick D. Burns (OH# 0081111)

255 East Fifth Street, Suite 1900

Cincinnati, Ohio 45202

Telephone:  513-977-8200

Facsimile:   513-977-8141

kim.lewis@dinslaw.com

tim.robinson@dinslaw.com

patrick.burns@dinslaw.com

Counsel to the Debtors and

Debtors In Possession

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EXHIBIT 4

Notice of Assumption or Rejection

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF OHIO

WESTERN DIVISION

In re: MILACRON INC., a Delaware corporation, et al.[9] Debtors.	Chapter 11 Case Nos. 09-11235, 09-11236, 09-11237, 09-11238, 09-11239, 09-11241, and 09-11244 Jointly Administered (09-11235) Honorable J. Vincent Aug, Jr.

NOTICE OF DEBTORS' INTENT TO REJECT OR TO
ASSUME AND ASSIGN CERTAIN UNEXPIRED LEASES AND
EXECUTORY CONTRACTS AND SETTING FORTH THE CURE AMOUNTS

PLEASE TAKE NOTICE that on April 24, 2009, the above-captioned debtors and debtors-in-possession (the "Debtors" or the "Sellers") filed a motion seeking the entry of an order (A) approving (i) the Debtors’ proposed bid procedures (the "Bid Procedures"); (ii) the payment of the Break Up Fee, Expense Reimbursement and other bid protections; (iii) the form and manner of notice of (a) the sale of substantially all of the Debtors’ assets (the "Milacron Assets") free and clear of all liens, claims, interests and encumbrances (the "Sale"), (b) the auction of the

____________________

The Debtors in these chapter 11 cases, along with the last four digits of each debtor's federal tax identification number, are: Milacron Inc. (2125); Cimcool Industrial Products, Inc. (1002); Milacron Marketing Company (0580); Milacron Plastics Technology Group (1007);D-M-E Company Inc. (3086); Milacron Canada Limited (7230); and Milacron Capital Holdings B.V. (7203).  The corporate headquarters address of these Debtors is: 4165 Half Acre Road, Batavia, Ohio  45103.  As a result of an organizational restructuring during the fourth quarter of 2008, the following entities have been merged or consolidated as follows: Nickerson Machinery Chicago Inc. (IL), Northern Supply Company, Inc. (MN), Pliers International Inc. (DE), D-M-E Manufacturing Inc. (DE), D-M-E U.S.A. Inc. (MI) have each consolidated into D-M-E Company (DE); Oak International, Inc. (MI) and Milacron Industrial Products, Inc. (MI) were each consolidated into Cimcool Industrial Products Inc. (DE); Uniloy Milacron U.S.A. Inc. (MI) merged into Milacron Plastics Technologies Group Inc. (DE); Milacron International Marketing Company (DE) and Uniloy Milacron Inc. (DE) each merged into Milacron Marketing Company (OH); and D-M-E of Canada Limited., 450500 Ontario Limited (Canada), Ontario Heater & Supply Company 528650, Rite-Tek 2913607, and Progress Precision Inc. were each amalgamated with Milacron Canada Ltd. as the surviving entity.

Milacron Assets (the "Auction"), if any, and (c) the Sale Hearing (as defined herein); and (iv) the form and manner of notice of the proposed assumption and assignment of certain executory contracts and unexpired leases (the "Assumed Contracts and Leases") and the cure amounts associated therewith; and (B) scheduling a hearing (the "Sale Hearing") to approve (i) the Sale and (ii) the assumption and assignment by the Debtors of the Assumed Contracts and Leases (the "Bid Procedures Motion") with the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court").  On May4, 2009, the Debtors filed their supplement to the Bid Procedures Motion (the "Supplement").  By order dated ___________, the Bankruptcy Court approved the Bid Procedures and the Bid Procedures Motion (as modified by the Supplement) (the "Bid Procedures Order")10  On May _____, 2009, the Debtors served their Notice of Auction and Sale Hearing In Connection With the Sale of Substantially All of the Debtors' Assets (the "Sale Notice" attached hereto as Exhibit A).

PLEASE TAKE FURTHER NOTICE that, pursuant to the timeline and procedures set forth in the Sale Notice and the Bid Procedures Order (attached as Exhibit __ to the Sale Notice), the Debtors intend to seek approval of a Sale with the Stalking Horse Bidder pursuant to the terms of a purchase agreement between the Debtors and the Buyer (the "Purchase Agreement").

PLEASE TAKE FURTHER NOTICE that, the Debtors are a party to various executory contracts and unexpired leases (the "Contracts and Leases"), and, pursuant to the Bid Procedures Order, at the Sale Hearing, the Debtors intend to seek approval of the Bankruptcy Court to assume and assign to the Stalking Horse Bidder certain Contracts and Leases designated by the Stalking Horse Bidder (collectively, the "Assumed Contracts and Leases").

_________________________

Capitalized terms not defined herein shall have the meaning ascribed in the Bid Procedures Order.

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PLEASE TAKE FURTHER NOTICE that the Debtors intend to reject all Contracts and Leases that are not designated by the Stalking Horse Bidder as Assumed Contracts and Leases (the "Rejected Contracts and Leases").

PLEASE TAKE FURTHER NOTICE that you have been identified as either a party to a Contract or Lease that the Debtors may seek to assume and assign or as a party to a Contract or Lease that the Debtors may seek to reject.  The Contracts and Leases that may be assumed and assigned by the Debtors, and the corresponding proposed cure amounts (the "Cure Amounts"), are set forth on Exhibit B annexed hereto.  The Contracts and Leases that the Debtors may seek to reject  are set forth on Exhibit C annexed hereto.

PLEASE TAKE FURTHER NOTICE that the Debtors believe that any and all defaults (other than the filing of these chapter 11 cases) and actual pecuniary losses under the Assumed Contracts and Leases can be cured by the payment of the Cure Amounts.

PLEASE TAKE FURTHER NOTICE that the assumption of any executory contract or unexpired lease shall result in the full release and satisfaction of any claims or defaults, whether monetary or non-monetary.

PLEASE TAKE FURTHER NOTICE that any objections to the proposed rejection of the Rejected Contracts and Leases or the proposed assumption and assignment of the Assumed Contracts and Leases as designated by the Stalking Horse Bidder (including, but not limited to, objections relating to the Cure Amount and/or adequate assurances of future performance, if applicable) must (a) be in writing; (b) state with specificity the nature of such objection and the alleged Cure Amount (with appropriate documentation in support thereof), if applicable; (c) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court; and (d) be filed with the Court and served upon (so as to be received by) the

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following parties no later than 4:00 p.m. on June 21, 2009 (prevailing Eastern time) (the "Objection Deadline"):  (a) Dinsmore and Shohl, LLP, 255 East Fifth Street, Suite 1900, Cincinnati, Ohio  45202 (Attn: Kim Martin Lewis, Esq., Tim J. Robinson, Esq. and Patrick D. Burns, Esq.), counsel to the Debtors; (b) Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY  10022 (Attn:  Michael H. Torkin, Esq. and Solomon J. Noh, Esq.), counsel to the DIP Term Loan Lenders; (c) Squire, Sanders & Dempsey LLP, 221 East Fourth Street, Suite 2900, Cincinnati, Ohio  45202 (Attn:  P. Casey Coston, Esq.), local counsel to the DIP Term Loan Lenders; (d) Paul Hastings Janofsky & Walker, LLP, 600 Peachtree Street, Suite 2400, Atlanta, Georgia 30308 (Attn:  Jesse H. Austin, III, Esq. and Susan M. Brake, Esq.), counsel to the DIP Revolver Agent and Revolver Agent; (e) Office of the United States Trustee for the Southern District of Ohio, Western Division, 36 East Seventh Street, Suite 2030, Cincinnati, Ohio 45202; (f) Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, Ohio  45202 (Attn:  Timothy J. Hurley, Esq.), counsel to the Creditors’ Committee; and (g) Pension Benefit Guaranty Corporation, Office of the Chief Counsel, 1200 K Street, N.W., Suite 340, Washington, D.C. 20005 (Attn:  Lawrence F. Landgraff, Esq.)  Failure to file and serve any objection by the Objection Deadline shall be deemed  a waiver of such objection, the objecting party shall be forever barred from asserting such objections, and the assumption, assignment and sale of the applicable Assumed Contract or Lease, or rejection of the Rejected Contract or Lease, will proceed without further notice.

PLEASE TAKE FURTHER NOTICE that, if an Auction is held, and the Stalking Horse Bidder is not the Successful Bidder, no later than two (2) days after the Auction, the Debtors shall cause notice (the "Second Notice of Assumption or Rejection") to be provided to (a) all counterparties to executory contracts and unexpired leases that may be Assumed Contracts and

4

Leases as designated by the Successful Bidder (if not the Stalking Horse Bidder), and (b) all counterparties to executory contracts and unexpired leases that may be Rejected Contracts and Leases.

PLEASE TAKE FURTHER NOTICE that, if an Auction is held, any objections to the proposed rejection of the Rejected Contracts and Leases or the proposed assumption and assignment of the Assumed Contracts and Leases as designated by the Successful Bidder (if not the Stalking Horse Bidder) (including, but not limited to, objections relating to the Cure Amount and/or adequate assurances of future performance, if applicable) must (a) be in writing; (b) state with specificity the nature of such objection and the alleged Cure Amount (with appropriate documentation in support thereof), if applicable; (c) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court; and (d) be filed with the Court and served upon (so as to be received by) the following parties no later than 4:00 p.m. on July 23, 2009 (prevailing Eastern time) (the "Second Objection Deadline"):  (a) Dinsmore and Shohl, LLP, 255 East Fifth Street, Suite 1900, Cincinnati, Ohio  45202 (Attn: Kim Martin Lewis, Esq., Tim J. Robinson, Esq. and Patrick D. Burns, Esq.), counsel to the Debtors; (b) Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY  10022 (Attn:  Michael H. Torkin, Esq. and Solomon J. Noh, Esq.), counsel to the DIP Term Loan Lenders; (c) Squire, Sanders & Dempsey LLP, 221 East Fourth Street, Suite 2900, Cincinnati, Ohio  45202 (Attn:  P. Casey Coston, Esq.), local counsel to the DIP Term Loan Lenders; (d) Paul Hastings Janofsky & Walker, LLP, 600 Peachtree Street, Suite 2400, Atlanta, Georgia 30308 (Attn:  Jesse H. Austin, III, Esq. and Susan M. Brake, Esq.), counsel to the DIP Revolver Agent and Revolver Agent; (e) Office of the United States Trustee for the Southern District of Ohio, Western Division, 36 East Seventh Street, Suite 2030, Cincinnati, Ohio 45202; (f) Taft Stettinius & Hollister LLP, 425

5

Walnut Street, Suite 1800, Cincinnati, Ohio  45202 (Attn:  Timothy J. Hurley, Esq.), counsel to the Creditors’ Committee; and (g) Pension Benefit Guaranty Corporation, Office of the Chief Counsel, 1200 K Street, N.W., Suite 340, Washington, D.C. 20005 (Attn:  Lawrence F. Landgraff, Esq.)  Failure to file and serve any objection by the Second Objection Deadline shall be deemed a waiver of such objection, the objecting party shall be forever barred from asserting such objections, and the assumption, sale and assignment of the applicable Assumed Contract and Lease, or rejection of the Rejected Contract and Lease, will proceed without further notice.

PLEASE TAKE FURTHER NOTICE that if no Cure Amount is due under the Assumed Contract or Lease, and the non-Debtor party to such agreement does not otherwise object to the Debtors' assumption and assignment of such agreement, no further action need to be taken on the part of that non-Debtor party.

PLEASE TAKE FURTHER NOTICE that any person or entity receiving this notice that fails to file an objection on a timely basis (a) shall be forever enjoined and barred from seeking any additional amount on account of the Debtors' cure obligations under § 365 of the Bankruptcy Code or otherwise from the Debtors, their estates, or the successful bidder (the "Buyer," which includes the Stalking Horse Bidder if the Stalking Horse Bidder is the Successful Bidder) on account of the assumption and assignment of such executory contract or unexpired lease and shall be deemed to have consented to the proposed assumption and assignment; (b) upon approval by the Bankruptcy Court of the assumption and assignment to the Buyer of the Assumed Contracts and Leases, shall be deemed to have waived any right to object, consent, condition or otherwise restrict any such assumption and assignment; and (c) with respect to the Rejected Contracts and Leases, shall be forever enjoined and barred from raising any objection related to the rejection and  shall be deemed to have consented to the proposed rejection.

6

PLEASE TAKE FURTHER NOTICE that a hearing on the objections, if any, may be held (a) at the Sale Hearing, or (b) at such other date before or after the Sale Hearing as the Bankruptcy Court may designate upon request by the Debtors.

PLEASE TAKE FURTHER NOTICE that the Debtors' decision to assume and assign the Assumed Contracts and Leases, or to reject the Rejected Contracts and Leases, is subject to Bankruptcy Court approval and consummation of the Sale.  Absent consummation of the Sale, each Contract and Lease shall not be deemed either assumed or assigned and shall in all respects be subject to further administration under the Bankruptcy Code.  The designation of any agreement as an Assumed Contract or Lease or a Rejected Contract or Lease shall not constitute or be deemed to be a determination or admission by the Debtors or the Buyer that such document is, in fact, an executory contract or unexpired lease within the meaning of the Bankruptcy Code (all rights with respect thereto being expressly reserved).

PLEASE TAKE FURTHER NOTICE that objections regarding the Cure Amount or the ability of the Buyer to provide adequate assurance of future performance shall be conditioned upon resolution of such dispute (the "Dispute Resolution") by the Bankruptcy Court.  The Debtors or the Buyer reserve the right to either reject or nullify the assumption of an Assumed Contract or Lease that is subject to Dispute Resolution within 10 days after the date of the Dispute Resolution, or within such other time period as may be provided in the Purchase Agreement.

PLEASE TAKE FURTHER NOTICE that Debtors reserve the right to remove any Assumed Contract or Lease from any proposed Sale and to withdraw the request to assume and assign any such Assumed Contract or Lease.  Debtors further reserve the right to withdraw the request to reject any proposed Rejected Contract or Lease.

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Dated:

May __, 2009

Cincinnati, Ohio

Respectfully submitted,

DINSMORE AND SHOHL, LLP

/s/

Kim Martin Lewis (OH# 0043533)

Tim J. Robinson (OH# 0046668)

Patrick D. Burns (OH# 0081111)

255 East Fifth Street, Suite 1900

Cincinnati, Ohio 45202

Telephone:  513-977-8200

Facsimile:   513-977-8141

kim.lewis@dinslaw.com

tim.robinson@dinslaw.com

patrick.burns@dinslaw.com

Counsel to the Debtors and
Debtors In Possession

EXHIBIT 5

Publication Notice

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF OHIO

WESTERN DIVISION

In re: MILACRON INC., a Delaware corporation, et al.[11] Debtors.	Chapter 11 Case Nos. 09-11235, 09-11236, 09-11237, 09-11238, 09-11239, 09-11241, and 09-11244 Jointly Administered (09-11235) Honorable J. Vincent Aug, Jr.

NOTICE OF BID DEADLINE, AUCTION AND SALE HEARING IN CONNECTION
WITH THE SALE OF SUBSTANTIALLY ALL OF THE DEBTORS' ASSETS

Notice is hereby given, as follows:

1.

On April 24, 2009, the above-captioned debtors and debtors-in-possession (the "Debtors" or the "Company") filed a motion seeking the entry of an order (A) approving (i) the Debtors’ proposed bid procedures (the "Bid Procedures"), (ii) the payment of the Break Up Fee, Expense Reimbursement (each as defined below) and other bid protections, (iii) the form and manner of notice of (a) the sale of substantially all of the Debtors’ assets (the "Milacron Assets")

________________________________________

The Debtors in these chapter 11 cases, along with the last four digits of each debtor's federal tax identification number, are: Milacron Inc. (2125); Cimcool Industrial Products, Inc. (1002); Milacron Marketing Company (0580); Milacron Plastics Technology Group (1007);D-M-E Company Inc. (3086); Milacron Canada Limited (7230); and Milacron Capital Holdings B.V. (7203).  The corporate headquarters address of these Debtors is: 4165 Half Acre Road, Batavia, Ohio  45103.  As a result of an organizational restructuring during the fourth quarter of 2008, the following entities have been merged or consolidated as follows: Nickerson Machinery Chicago Inc. (IL), Northern Supply Company, Inc. (MN), Pliers International Inc. (DE), D-M-E Manufacturing Inc. (DE), D-M-E U.S.A. Inc. (MI) have each consolidated into D-M-E Company (DE); Oak International, Inc. (MI) and Milacron Industrial Products, Inc. (MI) were each consolidated into Cimcool Industrial Products Inc. (DE); Uniloy Milacron U.S.A. Inc. (MI) merged into Milacron Plastics Technologies Group Inc. (DE); Milacron International Marketing Company (DE) and Uniloy Milacron Inc. (DE) each merged into Milacron Marketing Company (OH); and D-M-E of Canada Limited., 450500 Ontario Limited (Canada), Ontario Heater & Supply Company 528650, Rite-Tek 2913607, and Progress Precision Inc. were each amalgamated with Milacron Canada Ltd. as the surviving entity.

free and clear of all liens, claims, interests and encumbrances (the "Sale"), (b) the auction of the Milacron Assets (the "Auction"), if any, (c) the Sale Hearing (as defined below), and (iv) the form and manner of notice of the proposed assumption and assignment of certain executory contracts and unexpired leases (the "Assumed Contracts and Leases") and the cure amounts associated therewith; and (B) scheduling a hearing (the "Sale Hearing") to approve (i) the Sale and (ii) the assumption and assignment by the Debtors of the Assumed Contracts and Leases (the "Motion") with the United States Bankruptcy Court for the Southern District of Ohio (the "Bankruptcy Court").  On May 4, 2009, the Debtors filed their supplement to the Motion.  By order dated ___________, the Bankruptcy Court approved the Bid Procedures and the Bid Procedures Motion (the "Bid Procedures Order").12

2.

The Debtors have entered into a  purchase agreement (the "Stalking Horse PA") with the Stalking Horse Bidder contemplating the Sale, but, as set forth in the Bid Procedures, the Sale remains subject to higher and better offers from any prospective Qualified Bidder.13

3.

All interested parties are invited to become a Qualified Bidder and to make offers to purchase substantially all of the Debtors' assets, or a portion thereof, in accordance with the terms of the Bid Procedures and the Bid Procedures Order.  The deadline to submit bids (the "Initial Bid Deadline") is June 24, 2009 at 5:00 p.m. (prevailing Eastern Time).  If at least one Qualified Bid is received by the Initial Bid Deadline, then the deadline to submit bids (the "Bid Deadline") will be extended to July 13, 2009 at 5:00 p.m. (prevailing Eastern time).14

________________________________________

12

Capitalized terms not defined herein shall have the meaning ascribed in the Bid Procedures Order.

13

For additional information regarding these chapter 11 cases, including copies of the Motion, Supplement, Bid Procedures Order, Bid Procedures, and Stalking Horse PA, please visit www.kccllc.net/milacron.

In the event there is at least one Qualified Bid, the Debtors will file a Second Notice of Auction and Sale Hearing in Connection with the Sale of Substantially all of the Debtors' Assets on or about July 1, 2009, which notice will be available at the Debtors' website at www.kccllc.net/milacron.

2

4.

If no Qualified Bids are received by the Initial Bid Deadline, the Debtors intend to seek the Bankruptcy Court's approval of the Sale to the Stalking Horse Bidder at the Sale Hearing to be conducted on June 26, 2009 at 10:00 a.m. (prevailing Eastern time), or such other time as the Bankruptcy Court shall determine.  The Sale Hearing will be held before the Honorable J. Vincent Aug, Jr.  At the Sale Hearing, the Bankruptcy Court may enter such orders as it deems appropriate under applicable law and as required by the circumstances and equities of these chapter 11 cases.

5.

Objections, if any, to the Sale pursuant to the terms of the Stalking Horse PA must (a) be in writing; (b) set forth the name of the objecting party; (c) state the nature and amount of any claims or interests held or asserted against the Debtors' estate or properties; (d) state with specificity the nature of such objection; (e) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court; and (f) be filed with the Court and served upon (so as to be received by) the following parties no later than 5:00 p.m. (prevailing Eastern time) on June 21, 2009 on:  (a) counsel for the Debtors, Dinsmore & Shohl LLP, 255 East Fifth Street, Suite 1900, Cincinnati, OH 45202 (Attn:  Kim Martin Lewis, Esq., Tim J. Robinson, Esq. and Patrick D. Burns, Esq.), (b) the United States Trustee, 36 East Seventh Street, Suite 2030, Cincinnati, OH 45202 (Attn:  Monica Villarejos Kindt, Esq.), (c) financial advisors to the Debtors, Rothschild Inc., 1251 Avenue of the Americas, 51st floor, New York, NY 10020 (Attn:  Neil Augustine and Stephen Antinelli) and Conway,  Del Genio, Gries & Co., LLC, Olympic Tower, 645 Fifth Avenue, New York, NY 10022 (Attn:  Robert A. Del Genio), (d) counsel to the Creditors’ Committee, Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, OH 45202 (Attn:  Timothy J. Hurley, Esq. and W. Timothy Miller, Esq.),  (e) counsel to postpetition lenders under the DIP Term Loan Facility,

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Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (Attn:  Michael H. Torkin, Esq. and Solomon J. Noh, Esq.) and Squire Sanders & Dempsey LLP, 221 E. Fourth St., Suite 2900, Cincinnati, OH 45202-4098 (Attn:  P. Casey Coston, Esq.), (f) counsel to the Debtors’ prepetition secured lenders and postpetition secured DIP ABL Lenders, Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., 24th Floor, Atlanta, GA 30308 (Attn:  Jesse H. Austin III, Esq. and J. Craig Lee, Esq.) and Frost Brown Todd LLC, 201 E. Fifth Street, Suite 2200, Cincinnati, OH 45202 (Attn:  Ronald E. Gold, Esq.) and (g) Pension Benefit Guaranty Corporation, Office of the Chief Counsel, 1200 K Street, N.W., Suite 340, Washington, D.C. 20005 (Attn:  Lawrence F. Landgraff, Esq.) (collectively, the "Notice Parties").

6.

Pursuant to the Bid Procedures Order, if at least one Qualified Bid is received the Debtors may conduct an auction (the "Auction") for the sale of substantially all of the Debtors' assets at the offices of Dinsmore & Shohl LLP, 255 E. 5th Street, Suite 1900, Cincinnati, Ohio 45202, on July 17, 2009 at 10:00 a.m. (prevailing Eastern Time), or at such other place and time as the Debtors shall notify all Qualified Bidders.

7.

If the Stalking Horse Bidder submits the highest and best offer at the Auction, the Debtors intend to seek the Bankruptcy Court's approval of the Sale to the Stalking Horse Bidder at a Sale Hearing to be conducted on July 20, 2009 at 10:00 a.m. (prevailing Eastern time) before the Honorable J. Vincent Aug, Jr.

8.

If a Qualified Bidder other than the Stalking Horse Bidder submits the highest and best offer at the Auction (the "Prevailing Purchaser"), the Debtors intend to seek the Bankruptcy Court's approval of the Sale to the Prevailing Purchaser at a Sale Hearing to be conducted on or before July 27, 2009 at 10:00 a.m. (prevailing Eastern time), as requested by the Successful Bidder, before the Honorable J. Vincent Aug, Jr.

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9.

At the Sale Hearing, the Bankruptcy Court may enter such orders as it deems appropriate under applicable law and as required by the circumstances and equities of these chapter 11 cases.  If a Qualified Bidder other than the Stalking Horse Bidder submits the highest and best offer at the Auction, objections, if any, to the Sale pursuant to the terms of the agreement reached between the Debtors and the Prevailing Purchaser must (a) be in writing; (b) set forth the name of the objecting party; (c) state the nature and amount of any claims or interests held or asserted against the Debtors' estate or properties; (d) state with specificity the nature of such objection; (e) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court; and (f) be filed with the Court and served upon (so as to be received by) the following parties no later than 5:00 p.m. (prevailing Eastern time) on July 22, 2009 on the Notice Parties.

Dated:

May __, 2009

Cincinnati, Ohio

Respectfully submitted,

DINSMORE AND SHOHL, LLP

/s/

Kim Martin Lewis (OH#  0043533)

Tim J. Robinson (OH# 0046668)

Patrick D. Burns (OH# 0081111)

255 East Fifth Street, Suite 1900

Cincinnati, Ohio 45202

Telephone:  513-977-8200

Facsimile:   513-977-8141

kim.lewis@dinslaw.com

tim.robinson@dinslaw.com

patrick.burns@dinslaw.com

Counsel to the Debtors and

Debtors In Possession

5

EXHIBIT 6

Post-Auction Notice of Assumption or Rejection

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF OHIO

WESTERN DIVISION

In re: MILACRON INC., a Delaware corporation, et al.[1] Debtors.	Chapter 11 Case Nos. 09-11235, 09-11236, 09-11237, 09-11238, 09-11239, 09-11241, and 09-11244 Jointly Administered (09-11235) Honorable J. Vincent Aug, Jr.

SECOND NOTICE OF DEBTORS' INTENT TO REJECT OR
TO ASSUME AND ASSIGN CERTAIN UNEXPIRED LEASES AND
EXECUTORY CONTRACTS AND SETTING FORTH THE CURE AMOUNTS

PLEASE TAKE NOTICE that On _______, 2009, the above-captioned debtors and debtors-in-possession (the "Debtors") served their Notice of Debtors' Intent to Reject or to Assume and Assign Certain Unexpired Leases and Executory Contracts and Setting Forth the Cure Amounts (the "Notice of Assumption or Rejection"), a copy of which is attached hereto as Exhibit 1.2

________________________________________________

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The Debtors in these chapter 11 cases, along with the last four digits of each debtor's federal tax identification number, are: Milacron Inc. (2125); Cimcool Industrial Products, Inc. (1002); Milacron Marketing Company (0580); Milacron Plastics Technology Group (1007);D-M-E Company Inc. (3086); Milacron Canada Limited (7230); and Milacron Capital Holdings B.V. (7203).  The corporate headquarters address of these Debtors is: 4165 Half Acre Road, Batavia, Ohio  45103.  As a result of an organizational restructuring during the fourth quarter of 2008, the following entities have been merged or consolidated as follows: Nickerson Machinery Chicago Inc. (IL), Northern Supply Company, Inc. (MN), Pliers International Inc. (DE), D-M-E Manufacturing Inc. (DE), D-M-E U.S.A. Inc. (MI) have each consolidated into D-M-E Company (DE); Oak International, Inc. (MI) and Milacron Industrial Products, Inc. (MI) were each consolidated into Cimcool Industrial Products Inc. (DE); Uniloy Milacron U.S.A. Inc. (MI) merged into Milacron Plastics Technologies Group Inc. (DE); Milacron International Marketing Company (DE) and Uniloy Milacron Inc. (DE) each merged into Milacron Marketing Company (OH); and D-M-E of Canada Limited., 450500 Ontario Limited (Canada), Ontario Heater & Supply Company 528650, Rite-Tek 2913607, and Progress Precision Inc. were each amalgamated with Milacron Canada Ltd. as the surviving entity.

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Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Notice of Assumption or Rejection.

PLEASE TAKE FURTHER NOTICE that the Debtors received at least one Qualified Bid by the Initial Bid Deadline.  Pursuant to the Bid Procedures Order, the Debtors conducted an auction (the "Auction") for the sale of substantially all of the Debtors' assets.  The Stalking Horse Bidder was not the successful bidder at the Auction.

PLEASE TAKE FURTHER NOTICE that you have been identified as either a party to a Contract or Lease that the Debtors may seek to assume and assign or as a party to a Contract or Lease that the Debtors may seek to reject.  The Contracts and Leases that may be assumed and assigned by the Debtors, and the corresponding proposed cure amounts (the "Cure Amounts"), are set forth on Exhibit B annexed hereto.  The Contracts and Leases that the Debtors may seek to reject  are set forth on Exhibit C annexed hereto.

PLEASE TAKE FURTHER NOTICE that the Debtors believe that any and all defaults (other than the filing of these chapter 11 cases) and actual pecuniary losses under the Assumed Contracts and Leases can be cured by the payment of the Cure Amounts.

PLEASE TAKE FURTHER NOTICE that the assumption of any executory contract or unexpired lease shall result in the full release and satisfaction of any claims or defaults, whether monetary or non-monetary.

PLEASE TAKE FURTHER NOTICE that any objections to the proposed rejection of the Rejected Contracts and Leases or the proposed assumption and assignment of the Assumed Contracts and Leases as designated by the successful bidder (the "Buyer") (including, but not limited to, objections relating to the Cure Amount and/or adequate assurances of future performance, if applicable) must (a) be in writing; (b) state with specificity the nature of such objection and the alleged Cure Amount (with appropriate documentation in support thereof), if applicable; (c) comply with the Federal Rules of Bankruptcy Procedure and the Local

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Bankruptcy Rules of this Court; and (d) be filed with the Court and served upon (so as to be received by) the following parties no later than 4:00 p.m. on July 23, 2009 (prevailing Eastern time) (the "Second Objection Deadline"):  (a) Dinsmore and Shohl, LLP, 255 East Fifth Street, Suite 1900, Cincinnati, Ohio  45202 (Attn: Kim Martin Lewis, Esq., Tim J. Robinson, Esq. and Patrick D. Burns, Esq.), counsel to the Debtors; (b) Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY  10022 (Attn:  Michael H. Torkin, Esq. and Solomon J. Noh, Esq.), counsel to the DIP Term Loan Lenders; (c) Squire, Sanders & Dempsey LLP, 221 East Fourth Street, Suite 2900, Cincinnati, Ohio  45202 (Attn:  P. Casey Coston, Esq.), local counsel to the DIP Term Loan Lenders; (d) Paul Hastings Janofsky & Walker, LLP, 600 Peachtree Street, Suite 2400, Atlanta, Georgia 30308 (Attn:  Jesse H. Austin, III, Esq. and Susan M. Brake, Esq.), counsel to the DIP Revolver Agent and Revolver Agent; (e) Office of the United States Trustee for the Southern District of Ohio, Western Division, 36 East Seventh Street, Suite 2030, Cincinnati, Ohio 45202; (f) Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, Ohio  45202 (Attn:  Timothy J. Hurley, Esq.), counsel to the Creditors’ Committee; and (g) Pension Benefit Guaranty Corporation, Office of the Chief Counsel, 1200 K Street, N.W., Suite 340, Washington, D.C. 20005 (Attn:  Lawrence F. Landgraff, Esq.)  Failure to file and serve any objection by the Second Objection Deadline shall be deemed a waiver of such objection, the objecting party shall be forever barred from asserting such objections, and the assumption, sale and assignment of the applicable Assumed Contract and Lease, or rejection of the Rejected Contract and Lease, will proceed without further notice.

PLEASE TAKE FURTHER NOTICE that if no Cure Amount is due under the Assumed Contract or Lease, and the non-Debtor party to such agreement does not otherwise object to the

3

Debtors' assumption and assignment of such agreement, no further action need to be taken on the part of that non-Debtor party.

PLEASE TAKE FURTHER NOTICE that any person or entity receiving this notice that fails to file an objection on a timely basis (a) shall be forever enjoined and barred from seeking any additional amount on account of the Debtors' cure obligations under § 365 of the Bankruptcy Code or otherwise from the Debtors, their estates, or the Buyer on account of the assumption and assignment of such executory contract or unexpired lease and shall be deemed to have consented to the proposed assumption and assignment; (b) upon approval by the Bankruptcy Court of the assumption and assignment to the Buyer of the Assumed Contracts and Leases, shall be deemed to have waived any right to object, consent, condition or otherwise restrict any such assumption and assignment; and (c) with respect to the Rejected Contracts and Leases, shall be forever enjoined and barred from raising any objection related to the rejection and  shall be deemed to have consented to the proposed rejection.

PLEASE TAKE FURTHER NOTICE that a hearing on the objections, if any, may be held (a) at the Sale Hearing, or (b) at such other date before or after the Sale Hearing as the Bankruptcy Court may designate upon request by the Debtors.

PLEASE TAKE FURTHER NOTICE that the Debtors' decision to assume and assign the Assumed Contracts and Leases, or to reject the Rejected Contracts and Leases, is subject to Bankruptcy Court approval and consummation of the Sale.  Absent consummation of the Sale, each Contract and Lease shall not be deemed either assumed or assigned and shall in all respects be subject to further administration under the Bankruptcy Code.  The designation of any agreement as an Assumed Contract or Lease or a Rejected Contract or Lease shall not constitute or be deemed to be a determination or admission by the Debtors or the Buyer that such document

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is, in fact, an executory contract or unexpired lease within the meaning of the Bankruptcy Code (all rights with respect thereto being expressly reserved).

PLEASE TAKE FURTHER NOTICE that objections regarding the Cure Amount or the ability of the Buyer to provide adequate assurance of future performance shall be conditioned upon resolution of such dispute (the "Dispute Resolution") by the Bankruptcy Court.  The Debtors or the Buyer reserve the right to either reject or nullify the assumption of an Assumed Contract or Lease that is subject to Dispute Resolution within 10 days after the date of the Dispute Resolution, or within such other time period as may be provided in the Purchase Agreement.

PLEASE TAKE FURTHER NOTICE that Debtors reserve the right to remove any Assumed Contract or Lease from any proposed Sale and to withdraw the request to assume and assign any such Assumed Contract or Lease.  Debtors further reserve the right to withdraw the request to reject any proposed Rejected Contract or Lease

Dated:

July __, 2009

Cincinnati, Ohio

Respectfully submitted,

DINSMORE AND SHOHL, LLP

/s/

Kim Martin Lewis (OH#  0043533)

Tim J. Robinson (OH# 0046668)

Patrick D. Burns (OH# 0081111)

255 East Fifth Street, Suite 1900

Cincinnati, Ohio 45202

Telephone:  513-977-8200

Facsimile:   513-977-8141

kim.lewis@dinslaw.com

tim.robinson@dinslaw.com

patrick.burns@dinslaw.com

Counsel to the Debtors and
Debtors In Possession

5